UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FTI CONSULTING, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FTI CONSULTING P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 3, 2026. For Stockholders of record as of March 5, 2026 To order paper materials for this and/or future stockholder meetings, use one of the following methods: Internet: www.investorelections.com/FCN Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved FTI Consulting, Inc. Annual Meeting of Stockholders Wednesday, June 3, 2026, 9:30 AM Eastern Time 555 12th Street NW, Suite 700, Washington, D.C. 20004 You must register by no later than May 13, 2026 to attend and vote at the meeting For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/FCN To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. You may view the proxy materials at www.proxydocs.com/FCN or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials or materials for future meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 22, 2026. Unless requested, you will not otherwise receive a paper or e-mail copy. SEE REVERSE FOR FULL AGENDA

FTI Consulting, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH DIRECTOR NOMINEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 PROPOSAL 1. Election of Director Nominees: 1.01 Elsy Boglioli 1.02 Claudio Costamagna 1.03 Nicholas C. Fanandakis 1.04 Steven H. Gunby 1.05 Stephen C. Robinson 1.06 Laureen E. Seeger 1.07 Eric T. Steigerwalt 1.08 Janet H. Zelenka 2. Ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2026. 3. Approval of an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2025. The transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof.